 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-7686

Salomon Brothers Emerging Markets Income Fund II Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
300 First Stamford Place, 4th Floor
Stamford, CT 06902
(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 725-6666

Date of fiscal year end: May 31
Date of reporting period: November 30, 2005

ITEM 1.      REPORT TO STOCKHOLDERS.

     The Semi-Annual Report to Stockholders is filed herewith.

	Salomon Brothers Emerging Markets Income Fund II Inc.

Semi-Annual Report • November 30, 2005

What’s Inside
	Letter from the Chairman	1
	Fund at a Glance	6
	Schedule of Investments	7
	Statement of Assets and Liabilities	11
	Statement of Operations	12
	Statements of Changes in Net Assets	13
	Statement of Cash Flows	14
	Financial Highlights	15
Fund Objective	Notes to Financial Statements	16
The Fund’s primary investment	Board Approval of Management Agreement	24
objective is to seek high current	Additional Shareholder Information	34
income. As a secondary	Dividend Reinvestment Plan	35
objective, the Fund seeks capital
appreciation.

Under a licensing agreement between Citigroup and Legg Mason, the names of funds, the names of any classes of shares of funds, and the names of investment advisers of funds, as well as all logos, trademarks and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Smith Barney,” “Salomon Brothers,” “Citi,” “Citigroup Asset Management,” and “Davis Skaggs Investment Management”. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup.

All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement.

Letter from the Chairman
Dear Shareholder,

The U.S. economy was surprisingly resilient during the reporting period. While surging oil prices, rising interest rates, and the impact of Hurricanes Katrina and Rita threatened to derail economic expansion, growth remained solid throughout the period. After a 3.8% advance in the first quarter of 2005, gross domestic product (“GDP”)[i] growth was 3.3% in the second quarter and 4.1% in the third quarter. This marked ten consecutive quarters in which GDP grew 3.0% or more.

     As expected, the Federal Reserve Board (“Fed”)ii continued to raise interest rates in an attempt to ward off inflation. After raising rates eight times from June 2004 through May 2005, the Fed increased its target for the federal funds rateiii in 0.25% increments four additional times over the reporting period. All told, the Fed’s twelve rate hikes have brought the target for the federal funds rate from 1.00% to 4.00% . After the end of the Fund’s reporting period, at its December meeting the Fed once again raised its target for the federal funds rate by 0.25% to 4.25% . This represents the longest sustained Fed tightening cycle since 1976-1979.

     Early in the reporting period, the fixed income market confounded investors as short-term interest rates rose in concert with the Fed rate tightening, while longer-term rates, surprisingly, declined. However, due to a spike late in the period, the 10-year Treasury yield was 4.49% on November 30, 2005, versus 3.91% when the period began. Nevertheless, this was still lower than its yield of 4.62% when the Fed began its tightening cycle on June 30, 2004. Looking at the six-month period as a whole, the overall bond market, as measured by the Lehman Brothers Aggregate Bond Index,iv returned -0.48%.

     The high yield market was volatile but ended the reporting period in positive territory. High yield bonds fell sharply in the spring as investors became concerned over the bond

Salomon Brothers Emerging Markets Income Fund II Inc.      1

downgrades for General Motors and Ford Motor Company. However, the high yield market subsequently rallied as the uncertainty surrounding the downgrades lifted and investors searched for incremental yield. Over the six-month period, the Citigroup High Yield Market Index[v] returned 2.04% .

     During the six-month period, emerging markets debt, as represented by the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi returned 5.28% . Strong domestic demand and high commodity prices, including metals, agriculture, and oil supported many emerging market countries. These factors more than offset the negatives associated with rising U.S. interest rates.

Performance Review

For the six months ended November 30, 2005, the Salomon Brothers Emerging Markets Income Fund II returned 8.74%, based on its net asset value (“NAV”)vii and 3.56%, based on its New York Stock Exchange (“NYSE”) market price per share. In comparison, the Fund’s unmanaged benchmark, the EMBI Global, returned 5.28% for the same time frame. The Lipper Emerging Markets Debt Closed-End Funds Category Averageviii increased 6.80% . Please note that Lipper performance returns are based on each fund’s NAV per share.

     During this six-month period, the Fund made distributions to shareholders totaling $0.52 per share, (which may have included a return of capital). The performance table shows the Fund’s six-month total return based on its NAV and market price as of November 30, 2005. Past performance is no guarantee of future results.

Performance Snapshot as of November 30, 2005 (unaudited)

Six-Month
Price Per Share	Total Return

$ 15.46 (NAV)	8.74%

$ 13.53 (Market Price)	3.56%

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares.

Special Shareholder Notice

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s invest-

2      Salomon Brothers Emerging Markets Income Fund II Inc.

ment adviser (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment management contract to terminate. The Fund’s shareholders previously approved a new investment management contract between the Fund and the Manager which became effective on December 1, 2005.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. The Fund’s Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the open-end fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

     Important information concerning the Fund and its Manager with regard to recent regulatory developments is contained in the Notes to Financial Statements included in this report.

     As previously described in proxy statements that were mailed to shareholders of the Fund in connection with the transaction, Legg Mason intends to combine the fixed income operations of the Manager with those of Legg Mason’s wholly-owned subsidiary, Western Asset Management Company, and its affiliates, (“Western Asset”). This combination will involve Western Asset and the Manager sharing common systems and procedures, employees (including portfolio managers), investment trading platforms, and other resources. At a future date, Legg Mason expects to recommend to the Boards of Directors of the Fund that Western Asset be appointed as the advisor or sub-advisor to the Fund, subject to applicable regulatory requirements. The combination is also expected to result in changes to portfolio managers or portfolio management teams for a number of funds, subject to Board oversight and appropriate notice to shareholders.

     The Fund has been advised by the Manager, that, in anticipation of this combination, Legg Mason and Western Asset have come to a mutually beneficial agreement with a select

Salomon Brothers Emerging Markets Income Fund II Inc.      3

group of portfolio managers and other investment professionals from the Manager of the Fund, including Peter Wilby. Importantly, the group has committed to remain employed with the Manager through March 31, 2006, to assist in the orderly integration of the fixed-income operations of the Manager, including the management of the Fund, with those of Western Asset. Western Asset has also entered into a consulting agreement with the group, effective as of April 1, 2006, to ensure an effective and orderly transition of portfolio management and Board liaison responsibilities for the Fund to Western Asset.

     The Board will be working with the Manager, Western Asset, and the portfolio managers to implement an orderly combination of the Manager’s fixed-income operations and Western Asset in the best interests of the Fund and its shareholders.

Looking for Additional Information?

The Fund is traded under the symbol “EDF” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under symbol XEDFX. Barron’s and The Wall Street Journal’s Monday editions carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites.

     In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 or 1-800-SALOMON (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current NAV, market price, and other information.

     As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

4      Salomon Brothers Emerging Markets Income Fund II Inc.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Foreign bonds are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging or developing markets. High yield bonds are subject to additional risks such as the increased risk of default and greater volatility because of the lower credit quality of the issues.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv	The Lehman Brothers Aggregate Bond Index is a broad-based bond index comprised of Government, Corporate, Mortgage and Asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.

vi	JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

vii	NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price as determined by supply of and demand for the Fund’s shares.

viii	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 6-month period ended November 30, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 13 funds in the Fund’s Lipper category, and excluding sales charges.

Salomon Brothers Emerging Markets Income Fund II Inc.      5

Fund at a Glance (unaudited)

Investment Breakdown

As a Percent of Total Investments

6      Salomon Brothers Emerging Markets Income Fund II Inc. 2005 Semi-Annual Report

Schedule of Investments (November 30, 2005) (unaudited)

SALOMON BROTHERS EMERGING MARKETS INCOME FUND II INC.

Face
Amount†		Security(a)	Value

SOVEREIGN BONDS — 89.7%
Argentina — 3.0%
		Republic of Argentina:
1,000,000	DEM	11.250% due 4/10/06 (b)	$201,943
8,800,000	DEM	12.000% due 9/19/16 (b)	1,750,570
57,059,503	ARS	0.000% due 12/15/35 (c)	864,174
20,119,301	ARS	Discount Bonds, 5.830% due 12/31/33	7,307,043
2,705,000		Step bond to yield 9.183% due 12/31/38	872,362
4,000,000,000	ITL	Medium-Term Notes, 7.000% due 3/18/49 (b)	828,130
2,705,000		Series GDP, 0.00% due 12/15/35 (c)	129,840

		Total Argentina	11,954,062

Brazil — 22.0%
		Federative Republic of Brazil:
650,000		11.000% due 8/17/40	800,800
52,737,000		Collective Action Securities, 8.000% due 1/15/18	55,452,955
16,797,065		DCB, Series L, 5.250% due 4/15/12 (c)	16,513,615
15,178,154		FLIRB, Series L, 5.188% due 4/15/09 (c)	15,035,858

		Total Brazil	87,803,228

Bulgaria — 1.6%
5,275,000		Republic of Bulgaria, 8.250% due 1/15/15 (d)	6,349,781

Chile — 1.7%
		Republic of Chile:
1,325,000		5.500% due 1/15/13	1,360,504
5,450,000		Collective Action Securities, 4.630% due 1/28/08 (c)	5,478,612

		Total Chile	6,839,116

China — 0.5%
2,125,000		People’s Republic of China, 4.750% due 10/29/13	2,077,586

Colombia — 5.1%
		Republic of Colombia:
875,000		11.750% due 2/25/20	1,206,406
550,000		8.125% due 5/21/24	580,800
14,225,000		10.375% due 1/28/33	18,343,138

		Total Colombia	20,130,344

Ecuador — 1.2%
		Republic of Ecuador (d):
1,250,000		12.000% due 11/15/12	1,260,938
3,730,000		Step bond to yield 10.825% due 8/15/30	3,440,925

		Total Ecuador	4,701,863

El Salvador — 1.1%
		Republic of El Salvador (d):
1,175,000		7.750% due 1/24/23	1,286,625
2,975,000		8.250% due 4/10/32	3,257,625

		Total El Salvador	4,544,250

See Notes to Financial Statements.

Salomon Brothers Emerging Markets Income Fund II Inc. 2005 Semi-Annual Report      7

Schedule of Investments (November 30, 2005) (unaudited) (continued)

Face
Amount†	Security(a)	Value

Malaysia — 2.8%
	Federation of Malaysia:
7,025,000	8.750% due 6/1/09	$7,880,000
3,000,000	7.500% due 7/15/11	3,362,607

	Total Malaysia	11,242,607

Mexico — 15.1%
	United Mexican States:
2,985,000	11.375% due 9/15/16	4,384,219
	Medium-Term Note, Series A:
17,300,000	8.000% due 9/24/22	21,170,875
25,985,000	8.300% due 8/15/31	33,078,905
1,225,000	Series XW, 10.375% due 2/17/09	1,417,937

	Total Mexico	60,051,936

Panama — 3.8%
	Republic of Panama:
4,656,000	9.375% due 1/16/23	5,750,160
6,120,000	8.875% due 9/30/27	7,183,350
1,700,000	9.375% due 4/1/29	2,103,750

	Total Panama	15,037,260

Peru — 4.9%
	Republic of Peru:
700,000	9.875% due 2/6/15	871,500
1,675,000	7.350% due 7/21/25	1,731,112
7,863,520	FLIRB, 5.000% due 3/7/17 (c)	7,539,150
9,696,500	PDI, 5.000% due 3/7/17 (c)	9,399,545

	Total Peru	19,541,307

Philippines — 4.7%
	Republic of the Philippines:
15,500,000	8.250% due 1/15/14	16,448,600
1,125,000	10.625% due 3/16/25	1,379,503
600,000	9.500% due 2/2/30	675,375

	Total Philippines	18,503,478

Poland — 0.9%
3,550,000	Republic of Poland, 5.250% due 1/15/14	3,587,364

Russia — 5.0%
	Russian Federation (d):
4,275,000	5.000% due 3/31/07	4,558,219
3,650,000	11.000% due 7/24/18	5,397,437
890,000	12.750% due 6/24/28	1,624,250
7,490,000	Step bond to yield 5.627% due 3/31/30	8,384,119

	Total Russia	19,964,025

South Africa — 1.6%
5,975,000	Republic of South Africa, 6.500% due 6/2/14	6,438,063

See Notes to Financial Statements.

8      Salomon Brothers Emerging Markets Income Fund II Inc. 2005 Semi-Annual Report

Schedule of Investments (November 30, 2005) (unaudited) (continued)

Face
Amount†	Security(a)	Value

Turkey — 6.9%
	Republic of Turkey:
3,100,000	7.250% due 3/15/15	$3,227,875
1,625,000	7.000% due 6/5/20	1,608,750
4,675,000	11.875% due 1/15/30	6,954,062
13,300,000	Collective Action Security, 9.500% due 1/15/14	15,793,750

	Total Turkey	27,584,437

Ukraine — 1.6%
	Republic of Ukraine (d):
3,700,000	7.343% due 8/5/09 (c)	4,005,250
2,040,000	7.650% due 6/11/13	2,213,400

	Total Ukraine	6,218,650

Uruguay — 1.0%
4,172,411	Republic of Uruguay, Benchmark Bonds, 7.875% due 1/15/33 (e)	4,036,808

Venezuela — 5.2%
	Bolivarian Republic of Venezuela:
800,000	5.375% due 8/7/10	762,000
9,901,000	8.500% due 10/8/14	10,636,149
4,050,000	7.650% due 4/21/25	3,984,187
	Collective Action Security:
350,000	5.194% due 4/20/11 (c)(d)	343,438
3,500,000	10.750% due 9/19/13	4,217,500
850,000	Par Bonds, Series A, 6.750% due 3/31/20	852,125

	Total Venezuela	20,795,399

	TOTAL SOVEREIGN BONDS
	(Cost — $336,502,793)	357,401,564

CORPORATE BONDS & NOTES — 9.6%
Chile — 0.5%
1,900,000	Corporacion Nacional del Cobre-Codelco, Notes, 5.500% due 10/15/13 (d)	1,931,258

Mexico — 4.5%
	Pemex Project Funding Master Trust:
15,125,000	7.375% due 12/15/14	16,720,687
1,025,000	9.750% due 9/15/27 (d)	1,353,000

	Total Mexico	18,073,687

Russia — 4.6%
14,650,000	Gaz Capital SA, 8.625% due 4/28/34 (d)	18,378,425

	TOTAL CORPORATE BONDS & NOTES
	(Cost — $38,099,747)	38,383,370

Warrant

WARRANTS — 0.2%
8,100	United Mexican States, Expires 11/9/06*	202,500
6,475	United Mexican States, Series Xw10, Expires 10/10/06*	216,913
4,900	United Mexican States, Series Xw20, Expires 9/1/06*	237,650

	TOTAL WARRANTS
	(Cost — $515,625)	657,063

See Notes to Financial Statements.

Salomon Brothers Emerging Markets Income Fund II Inc. 2005 Semi-Annual Report      9

Schedule of Investments (November 30, 2005) (unaudited) (continued)

Contracts		Security(a)	Value

PURCHASED OPTIONS — 0.2%
10,500,000	EUR	Argentina, Call @ $0.30, expires 8/15/06	$420,903
10,000,000	EUR	Argentina, Call @ $0.30, expires 9/27/06	400,860

		TOTAL PURCHASED OPTIONS
		(Cost — $875,472)	821,763

		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS
		(Cost — $375,993,637)	397,263,760

Face
Amount

SHORT-TERM INVESTMENTS — 0.3%
Repurchase Agreements — 0.3%
$ 334,000		Interest in $601,035,000 joint tri-party repurchase agreement
		dated 11/30/05 with Deutsche Bank Securities Inc., 4.010% due
		12/1/05; Proceeds at maturity — $334,037; (Fully collateralized
		by various U.S. government agency obligations, 0.000% to
		6.625% due 12/05/05 to 9/29/25; Market value — $340,680)	334,000
1,000,000		Interest in $595,339,000 joint tri-party repurchase agreement
		dated 11/30/05 with Merrill Lynch, Pierce, Fenner & Smith Inc.,
		4.010% due 12/1/05; Proceeds at maturity — $1,000,111;
		(Fully collateralized by U.S. Treasury Notes, 4.500% due 11/15/10;
		Market value — $1,020,008)	1,000,000

		TOTAL SHORT-TERM INVESTMENTS
		(Cost — $1,334,000)	1,334,000

		TOTAL INVESTMENTS — 100.0%
		(Cost — $377,327,637#)	398,597,760

†	Face amount denominated in U.S. dollars, unless otherwise indicated.

*	Non-income producing security.

(a)	All securities are segregated as collateral pursuant to a revolving credit facility and/or futures contracts.

(b)	Security is currently in default.

(c)	Variable rate security. Coupon rates disclosed are those which are in effect at November 30, 2005.

(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(e)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ARS	– Argentine Peso
DCB	– Debt Conversion Bond
DEM	– German Mark
EUR	– Euro
FLIRB	– Front-Loaded Interest Reduction Bonds
GDP	– Gross Domestic Product
ITL	– Italian Lira
PDI	– Past Due Interest

See Notes to Financial Statements.

10      Salomon Brothers Emerging Markets Income Fund II Inc. 2005 Semi-Annual Report

Statement of Assets and Liabilities (November 30, 2005) (unaudited)

ASSETS:
Investments, at value (Cost — $377,327,637)	$398,597,760
Cash	8,402
Receivable for securities sold	9,149,971
Interest receivable	7,909,684
Deposits with brokers on open future contracts	375,000
Receivable from broker — variation margin on open futures contracts	78,125
Prepaid expenses	6,795

Total Assets	416,125,737

LIABILITIES:
Loan Payable (Note 1)	30,000,000
Payable for securities purchased	7,552,976
Investment advisory fee payable	321,610
Interest payable	252,733
Accrued expenses	162,808

Total Liabilities	38,290,127

Total Net Assets	$377,835,610

NET ASSETS:
Par value ($0.001 par value, 100,000,000 shares authorized; 24,432,561 shares outstanding)	$24,433
Paid-in capital in excess of par value	330,296,901
Undistributed net investment income	785,479
Accumulated net realized gain on investments, futures contracts, credit default swap contracts
and foreign currency transactions	24,233,531
Net unrealized appreciation on investments and futures contracts	22,495,266

Total Net Assets	$377,835,610

Shares Outstanding	24,432,561

Net Asset Value	$15.46

See Notes to Financial Statements.

Salomon Brothers Emerging Markets Income Fund II Inc. 2005 Semi-Annual Report      11

Statement of Operations (For the six months ended November 30, 2005) (unaudited)

INVESTMENT INCOME:
Interest

$16,147,673

EXPENSES:
Investment advisory fee (Note 2)	1,931,902
Interest expense (Notes 3 and 4)	1,532,190
Custody fees	71,751
Shareholder reports	53,087
Audit and tax	32,417
Directors’ fees	28,841
Legal fees	20,481
Transfer agent fees	14,077
Stock Exchange Listing fees	13,438
Loan fees	4,291
Insurance	3,809
Miscellaneous expenses	3,337

Total Expenses	3,709,621

Net Investment Income	12,438,052

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS, CREDIT DEFAULT SWAP CONTRACTS
AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investments	16,845,028
Futures contracts	(995,730)
Credit default swap contracts	304,973
Foreign currency transactions	(26,354)

Net Realized Gain	16,127,917

Change in Net Unrealized Appreciation/Depreciation From:
Investments	(1,496,268)
Futures contracts	4,135,610
Credit Default Swap contracts	(274,560)

Change in Net Unrealized Appreciation/Depreciation	2,364,782

Net Gain on Investments, Futures Contracts, Credit Default Swap Contracts
and Foreign Currency Transactions	18,492,699

Increase in Net Assets From Operations	$30,930,751

See Notes to Financial Statements.

12      Salomon Brothers Emerging Markets Income Fund II Inc. 2005 Semi-Annual Report

Statements of Changes in Net Assets

For the six months ended November 30, 2005 (unaudited)
and the year ended May 31, 2005
November 30		May 31

OPERATIONS:
Net investment income	$12,438,052	$28,127,085
Net realized gain	16,127,917	22,454,490
Change in net unrealized appreciation/depreciation	2,364,782	35,086,388

Increase in Net Assets From Operations	30,930,751	85,667,963

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(12,704,932)	(34,339,836)
Net realized gains	—	(5,810,997)

Decrease in Net Assets From Distributions to Shareholders	(12,704,932)	(40,150,833)

FUND SHARE TRANSACTIONS:
Net proceeds from shares issued in reinvestment of
distributions (161,947 shares issued)	—	2,378,527

Increase in Net Assets From Fund Share Transactions	—	2,378,527

Increase in Net Assets	18,225,819	47,895,657
NET ASSETS:
Beginning of period	359,609,791	311,714,134

End of period*	$377,835,610	$359,609,791

* Includes undistributed net investment income of:	$785,479	$1,052,359

See Notes to Financial Statements.

Salomon Brothers Emerging Markets Income Fund II Inc. 2005 Semi-Annual Report      13

Statement of Cash Flows (For the six months ended November 30, 2005) (unaudited)

CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Interest received	$15,352,494
Operating expenses paid	(2,206,604)
Net purchases of short-term investments	(1,061,472)
Realized loss on foreign currency transactions	(26,354)
Realized gain on options	65,223
Realized loss on futures contracts	(995,730)
Realized gain on swap contracts	304,973
Net change in unrealized appreciation on futures contracts	4,135,610
Purchases of long-term investments	(243,292,163)
Proceeds from disposition of long-term investments	306,646,821
Changes in deposits with brokers for initial margin on futures contracts	156,250
Change in receivable from broker — variation margin	(78,125)
Interest paid	(1,773,618)

Net Cash Flows Provided By Operating Activities	77,227,305

CASH FLOWS PROVIDED (USED) BY FINANCING ACTIVITIES:
Cash distributions paid on Common Stock	(12,704,932)
Cash paid on loan	(25,000,000)
Repayment of reverse repurchase agreements	(39,514,167)

Net Cash Flows Used By Financing Activities	(77,219,099)

Net Increase in Cash	8,206
Cash, Beginning of period	196

Cash, End of period	$8,402

RECONCILIATION OF INCREASE IN NET ASSETS FROM OPERATIONS
TO NET CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Increase in Net Assets From Operations	$30,930,751

Accretion of discount on investments	(1,031,534)
Amortization of premium on investments	730,721
Changes in deposits with brokers for initial margin on futures contracts	156,250
Decrease in investments, at value	36,421,153
Increase in payable for securities purchased	7,552,976
Increase in interest receivable	(494,366)
Decrease in receivable for securities sold	3,310,080
Increase in receivable from broker — variation margin	(78,125)
Decrease in prepaid expenses	8,933
Decrease in interest payable	(241,428)
Decrease in accrued expenses	(38,106)

Total Adjustments	46,296,554

Net Cash Flows Provided By Operating Activities	$77,227,305

See Notes to Financial Statements.

14      Salomon Brothers Emerging Markets Income Fund II Inc. 2005 Semi-Annual Report

Financial Highlights

For a share of capital stock outstanding throughout each year ended May 31, unless otherwise noted:

2005(1)(2)		2005(2)	2004(2)	2003(2)	2002	2001

Net Asset Value, Beginning of Period	$14.72	$12.84	$13.88	$11.63	$11.53	$10.84

Income (Loss) From Operations:
Net investment income	0.51	1.15	1.26	1.49	1.37 (3)	1.80
Net realized and unrealized gain (loss)	0.75	2.37	(0.65)	2.40	0.37 (3)	0.54

Total Income From Operations	1.26	3.52	0.61	3.89	1.74	2.34

Less Distributions From:
Net investment income	(0.52)	(1.41)	(1.06)	(1.65)	(1.65)	(1.65)
Net realized gains	—	(0.24)	(0.59)	—	—	—

Total Distributions	(0.52)	(1.65)	(1.65)	(1.65)	(1.65)	(1.65)

Increase in Net Asset Value Due to Shares
Issued on Reinvestment of Distributions	—	0.01	—	0.01	0.01	—

Net Asset Value, End of Period	$15.46	$14.72	$12.84	$13.88	$11.63	$11.53

Market Price, End of Period	$13.53	$13.57	$14.40	$15.53	$13.88	$12.65

Total Return, Based on Market Price(4)	3.56%	5.27%	3.38%	28.76%	26.23%	35.06%

Total Return, Based on Net Asset Value(4)	8.74%	29.20%	4.11%	39.24%	16.69%	22.71%

Net Assets, End of Period (000s)	$377,836	359,610	$311,714	$334,576	$277,219	$271,898

Ratios to Average Net Assets:
Gross expenses	2.02% (5)	2.22%	1.98%	2.37%	3.06%	4.55%
Expenses, excluding interest expense	1.18 (5)	1.19	1.21	1.37	1.40	1.37
Net investment income	6.76 (5)	8.29	9.19	13.59	13.60 (3)	15.41

Portfolio Turnover Rate	58%	75%	169%	237%	233%	225%

Supplemental Data:
Loans Outstanding, End of Period (000s)	$30,000	55,000	$100,000	$100,000	$100,000	$100,000
Asset Coverage (000s)	$407,836	$414,610	$411,714	$434,576	$377,219	$371,898
Asset Coverage for Loan Outstanding	1,359%	754%	412%	435%	377%	372%
Weighted Average Loan (000s)	$47,486	74,192	$100,000	$100,000	$100,000	$100,000
Weighted Average Interest Rate on Loans	4.72% (5)	3.34%	2.19%	2.60%	4.40%	8.55%

(1)	For the six months ended November 30, 2005 (unaudited).

(2)	Per share amounts have been calculated using the average shares method.

(3)	Effective June 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change for the year ended May 31, 2002, the ratio of net investment income to average net assets would have been 13.65%. In addition, the impact of this change to net investment income and net realized and unrealized gain was less than $0.01 per share. Per share information, ratios and supplemental data for the periods prior to June 1, 2001 have not been restated to reflect this change in presentation.

(4)	For the purpose of this calculation, distributions are assumed to be reinvested at prices obtained under the Fund’s dividend rein- vestment plan and the broker commission paid to purchase or sell shares is excluded. Total returns for periods of less than one year are not annualized.

(5)	Annualized.

See Notes to Financial Statements.

Salomon Brothers Emerging Markets Income Fund II Inc. 2005 Semi-Annual Report      15

Notes to Financial Statements (unaudited) (continued)

1. Organization and Significant Accounting Policies

The Salomon Brothers Emerging Markets Income Fund II Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is to seek high current income. As a secondary objective, the Fund seeks capital appreciation. In pursuit of these objectives, the Fund under normal conditions invests at least 80% of its net assets plus any borrowings for investment purposes in debt securities of government and government related issuers located in emerging market countries (including participations in loans between governments and financial institutions), and of entities organized to restructure the outstanding debt of such issuers, and in debt securities of corporate issuers located in emerging market countries.

     The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     (a)  Investment Valuation. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

     (b)  Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

     (c)  Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements in which the Fund sells portfolio securities and agrees to repurchase them from the buyer at a specified date and price. Whenever the Fund enters into a reverse repurchase

16      Salomon Brothers Emerging Markets Income Fund II Inc. 2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

agreement, the Fund’s custodian delivers liquid assets to the counterparty in an amount at least equal to the repurchase price (including accrued interest). The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings which may create leverage risk by the Fund.

     (d)  Financial Futures Contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

     The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

     (e)  Credit Default Swaps. The Fund may enter into credit default swap contracts for investment purposes, to manage its credit risk or to add leverage. As a seller in a credit default swap contract, the Fund is required to pay the notional or other agreed-upon value to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the referenced debt obligation. In return, the Fund receives from the coun-terparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund keeps the stream of payments and has no payment obligations. Such periodic payments are accrued daily and accounted for as realized gain.

     The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held, in which case the Fund functions as the counterparty referenced in the preceding paragraph. As a purchaser of a credit default swap contract, the Fund receives the notional or other agreed upon value from the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the referenced debt obligation. In return, the Fund makes periodic payments to the counterparty over the term of the contract provided no event of default has occurred. Such periodic payments are accrued daily and accounted for as realized loss.

     Swaps are marked-to-market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Fund’s Statement of Operations. For a credit default swap sold by the Fund, payment of the agreed upon amount made by the Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap purchased by the Fund, the agreed upon amount received by the Fund in the

Salomon Brothers Emerging Markets Income Fund II Inc. 2005 Semi-Annual Report      17

Notes to Financial Statements (unaudited) (continued)

event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by the Fund.

     Entering into credit default swap contracts involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there will be unfavorable changes in net interest rates.

     (f)  Credit and Market Risk. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

     (g)  Cash Flow Information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

     (h)  Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

     (i)  Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

     The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

     Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference

18      Salomon Brothers Emerging Markets Income Fund II Inc. 2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

     (j)  Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

     (k)  Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

     (l)  Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2. Management and Advisory Agreement Fees and Other Transactions with Affiliates

Salomon Brothers Asset Management Inc. (“SBAM”), was for the period of this report an indirect wholly-owned subsidiary of Citigroup. SBAM provides all management, advisory and administration services for the Fund.

     The Fund currently pays SBAM a monthly fee at an annual rate of 1.05% of the Fund’s average weekly net assets for its services.

     Certain officers and/or directors of the Fund are officers and/or directors of SBAM and do not receive compensation from the Fund.

3. Investments

During the six months ended November 30, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$250,845,139

Sales	303,476,607

Salomon Brothers Emerging Markets Income Fund II Inc. 2005 Semi-Annual Report      19

Notes to Financial Statements (unaudited) (continued)

     At November 30, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$22,283,929
Gross unrealized depreciation	(1,013,806)

Net unrealized appreciation	$21,270,123

     Transactions in reverse repurchase agreements for the Fund during the six months ended November 30, 2005 were as follows:

Average	Weighted	Maximum
Daily	Average	Amount
Balance	Interest Rate	Outstanding

$29,057,621	2.76%	$73,748,456

     Interest rates on reverse repurchase agreements ranged from 0.150% to 3.850% during the six months ended November 30, 2005. Interest expense incurred on reverse repurchase agreements totaled $407,916. At November 30, 2005, the Fund had no open reverse repurchase agreements.

     At November 30, 2005, the Fund had the following open futures contracts:

	Number of	Expiration	Basis	Market	Unrealized
Contracts to Sell:	Contracts	Date	Value	Value	Gain

U.S. Treasury 10 Year Note	500	12/05	$55,592,331	$54,367,188	$1,225,143

4. Loan

Effective October 7, 2005, the Fund had a $30,000,000 loan available pursuant to a revolving credit and security agreement, of which the Fund had $30,000,000 outstanding with CXC, LLC (the “Lender’’), an affiliate of Citigroup, a commercial paper conduit issuer for which Citicorp North America, Inc., an affiliate of SBAM, acts as administrative agent. Prior to October 7, 2005, the Fund had a $55,000,000 loan available pursuant to a revolving credit and security agreement, of which the Fund had $55,000,000 outstanding with the Lender. The loan generally bears interest at a variable rate based on the weighted average interest rates of the commercial paper or LIBOR, plus any applicable margin. Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses. For the six months ended November 30, 2005, the Fund incurred interest expense on this loan in the amount of $1,124,274.

5. Dividends Subsequent to November 30, 2005

On November 18, 2005, the Board of Directors of the Fund declared a distributions in the amount of $0.3540 of short-term capital gains and $0.5731 of long-term capital gains, per share payable on December 30, 2005 to shareholders of record on December 27, 2005.

20      Salomon Brothers Emerging Markets Income Fund II Inc. 2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

6. Change in Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP resigned as the independent registered public accounting firm for the Fund effective upon completion of the audit for the Fund’s 2005 fiscal year. The Fund’s Audit Committee approved the engagement of KPMG LLP as the Fund’s new independent registered public accounting firm for the fiscal year ending May 31, 2006. A majority of the Fund’s Board of Directors, including a majority of the independent Directors, approved the appointment of KPMG LLP, subject to the right, of the Fund, by a majority vote of the shareholders at any meeting called for that purpose, to terminate the appointment without penalty.

     The reports of PricewaterhouseCoopers LLP on the Fund’s financial statements for each of the last two fiscal years in the period ended May 31, 2005 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. There have been no disagreements with PricewaterhouseCoopers LLP during the Fund’s two most recent fiscal years in the period ended May 31, 2005 and any subsequent interim period on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused them to make reference thereto in their report on the financial statements for such year.

7. Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and Citigroup Global Markets Inc. (“CGM”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

     The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

Salomon Brothers Emerging Markets Income Fund II Inc. 2005 Semi-Annual Report      21

Notes to Financial Statements (unaudited) (continued)

     The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Affected Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

     The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the fund’s Board selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

     At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

     This Fund is not one of the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore will not receive any portion of the distributions.

     On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason Inc.

8. Other Matters

     On September 16, 2005, the staff of the SEC informed SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBAM for alleged violations of Sections 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection undertaken by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBAM.

     Although there can be no assurance, SBAM believes that this matter is not likely to have a material adverse effect on the Fund or SBAM’s ability to perform investment advisory services relating to the Fund.

22      Salomon Brothers Emerging Markets Income Fund II Inc. 2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

9. Subsequent Events

On December 1, 2005, Citigroup completed the sale of substantially all of its asset management business, CAM, to Legg Mason. As a result, the Fund’s investment adviser (the ‘‘Manager’’), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment management contract to terminate. The Fund’s shareholders previously approved a new investment management contract between the Fund and the Manager which became effective on December 1, 2005.

     Legg Mason, whose principal executive offices are in Baltimore, Maryland, is a financial services holding company. As of December 2, 2005, Legg Mason’s asset management operation had aggregate assets under management of approximately $830 billion.

     Effective December 1, 2005, CGM will no longer be an affiliated person of the Fund under the 1940 Act. As a result, the Fund will be permitted to execute transactions with CGM or an affiliate of CGM as agent without the restrictions applicable to transactions with affiliated persons. Similarly, the Fund generally will be permitted to purchase securities in underwritings in which CGM or an affiliate of CGM is a member without the restrictions imposed by certain rules of the Securities and Exchange Commission. The Manager’s use of CGM or affiliates of CGM as agent in portfolio transactions with the Fund will be governed by the Fund’s policy of seeking the best overall terms available.

     Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

     The Fund’s Board has approved American Stock Transfer & Trust Co. (‘‘AST’’) to serve as transfer agent for the Fund. The principal business office of AST is located at 59 Maiden Lane, New York, NY 10038.

Salomon Brothers Emerging Markets Income Fund II Inc. 2005 Semi-Annual Report      23

Board Approval of Management Agreement (unaudited)

Background

The members of the Board of Salomon Brothers Emerging Markets Income Fund II Inc. (the ‘‘Fund’’), including the Fund’s independent, or non-interested, Board members (the ‘‘Independent Board Members’’), received extensive information from the Fund’s manager (the ‘‘Manager’’) to assist them in their consideration of the Fund’s management agreement (the ‘‘Management Agreement’’). This includes a variety of information about the Manager, including the advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below.

     At an in-person meeting held on July 25 and 26, 2005, a presentation was made to the Board by the Manager that encompassed the Fund and all the funds for which the Board has responsibility. The Board evaluated information made available on a fund-by-fund basis and its determinations were made separately in respect of each fund, including the Fund. The Fund has a combined investment advisory and administration agreement. The discussion below covers both advisory and administrative functions being rendered by the Manager.

Board Approval of Management Agreement

The Board unanimously approved the continuation of the Management Agreement for a period of up to one year concluding, in doing so, that the Manager should continue to be the Fund’s investment adviser and that the compensation payable under the agreement is fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board considered relevant in the exercise of its business judgment. In approving continuance of the Management Agreement, the Board considered the announcement on June 24, 2005 by Citigroup that it had signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. Upon completion of this transaction the Manager, which was an indirect wholly-owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason, Inc. and the Management Agreement will terminate. Other factors considered and conclusions rendered by the Board in determining to approve the continuation of the Management Agreement included the following:

Nature, Extent and Quality of the Services under the Management Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager under the Management Agreement during the past year. The Board also received a description of the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted that it had received information at regular meetings throughout the year related to the services rendered by the Manager about the management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager took into account the Board’s knowledge and familiarity gained as Board members of funds in the Citigroup Asset Management (‘‘CAM’’) fund complex, including the scope and quality of the Manager’s investment man-

24      Salomon Brothers Emerging Markets Income Fund II Inc. 2005 Semi-Annual Report

Board Approval of Management Agreement (unaudited) (continued)

agement and other capabilities and the quality of its administrative and other services. The Board considered that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board also considered the Manager’s response to recent regulatory compliance issues affecting it and the CAM fund complex. The Board reviewed information received from the Manager regarding the implementation to date of the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940.

     The Board reviewed information describing the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered the willingness of the Manager to consider and implement organizational changes to improve investment results and the services provided to the CAM fund complex. The Board also considered financial information from the Manager and based on its general knowledge of the Manager, affiliates, the financial resources available to CAM and its then parent organization, Citigroup Inc.

     The Board also considered information presented regarding the Manager’s brokerage policies and practices, the standards applied in seeking best execution, the use of a broker affiliated with the Manager and the existence of quality controls applicable to brokerage allocation procedures. In addition, the Manager also reported to the Board on, among other things, its business plans, recent organizational changes and portfolio manager compensation plan.

     The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement.

Fund Performance

The Board received and considered performance information for the Fund as well as for a group of funds (the ‘‘Performance Universe’’) selected by Lipper, Inc. (‘‘Lipper’’), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to select the funds included in the Performance Universe. The Board also noted that it had received information prepared by the Manager throughout the year at periodic intervals comparing the Fund’s performance against its bench-mark(s) and Lipper peers. The information comparing the Fund’s performance to that of its Performance Universe, consisting of all closed-end funds classified as ‘‘non-leveraged emerging markets debt funds’’ by Lipper*, showed that the Fund’s performance for all of the one, three, five and ten-year periods presented was above the median.

     Based on their review, which included consideration of all of the factors noted above, the Board concluded that the investment performance of the Fund has been satisfactory.

*	Lipper compares funds that charge management fees against net assets with ‘‘non-leveraged funds’’, even in those cases where the fund may use leverage.

Salomon Brothers Emerging Markets Income Fund II Inc. 2005 Semi-Annual Report      25

Board Approval of Management Agreement (unaudited) (continued)

Management Fees and Expense Ratios

The Board considered the contractual management fee (the ‘‘Contractual Management Fee’’) payable by the Fund to the Manager in light of the nature, extent and quality of the management services provided by the Manager. Additionally, the Board received and considered information prepared by Lipper comparing the Fund’s Contractual Management Fees and the Fund’s overall expenses with those of funds in a relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in scope of services provided to the Fund and the scope of the services provided to these other clients, noting that, unlike such other clients, the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund providers. The Board considered the fee comparisons in light of the broader range of services provided to the Fund and did not place a significant weight on this factor. The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

     The information comparing the Fund’s Contractual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of 4 closed-end funds (including the Fund) classified as ‘‘non-leveraged emerging markets debt funds’’ by Lipper*, showed that the Fund’s Contractual Management Fees were below the median range of management fees paid by the other funds in the Expense Group. The Board noted that the Fund’s actual total expense ratio was above the median, and recognizing that the Fund had higher expenses due to it being ‘‘levered’’ via a bank loan, concluded that the expense ratio of the Fund was acceptable in the light of the quality of the services the Fund received and such other factors as the Board considered relevant.

     Taking all of the above into consideration, the Board determined that the Fund’s Management Fee was reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement.

     The material factors and conclusions that formed the basis for the Board’s determination to approve the continuance of the Management Agreement (including the determinations that the Manager should continue to serve as the investment adviser to the Fund and that the fees payable to the Manager pursuant to the Management Agreement are appropriate) included the following:

Manager Profitability

The Board considered information regarding the profitability to Manager and its affiliates of their relationships with the Fund. The Board also received profitability information with respect to the CAM fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s

26      Salomon Brothers Emerging Markets Income Fund II Inc. 2005 Semi-Annual Report

Board Approval of Management Agreement (unaudited) (continued)

methodology. Based upon their review of the information made available, the Board concluded that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether, given the Fund’s closed end structure, there is a realistic potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. The Board also considered whether alternative fee structures (such as breakpoints at lower asset levels) would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies. The Board also noted that as the Fund’s assets have increased over time, it has realized other economies of scale, as certain expenses, such as fees for Board members, auditors and legal fees, become a smaller percentage of overall assets. Generally, in light of the Manager’s profitability data, and such other factors as the Board considered relevant, the Board concluded that the Manager’s sharing of current economies of scale with the Fund was reasonable.

Other Benefits to the Manager

The Board considered other benefits received by the Manager and its affiliates as a result of their relationship with the Fund, including soft dollar arrangements and the opportunity to offer additional products and services to Fund shareholders. In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, other ancillary benefits that the Manager and its affiliates received were not considered unreasonable to the Board.

Additional Information

On June 23, 2005, Citigroup Inc. entered into a definitive agreement (the ‘‘Transaction Agreement’’) with Legg Mason, Inc. (‘‘Legg Mason’’) under which Citigroup agreed to sell substantially all of its asset management business, CAM, which includes the Adviser, to Legg Mason in exchange for the broker-dealer and investment banking businesses of Legg Mason and certain other considerations (the ‘‘Transaction’’). The Transaction closed on December 1, 2005.

     The consummation of the Transaction resulted in the automatic termination of the Fund’s current management agreement for each CAM-advised fund overseen by the Board (the ‘‘CAM funds’’) including the Fund (each, a ‘‘Current Management Agreement’’) in accordance with the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’). At meetings held on August 12, 2005, the Fund’s Board, including the Independent Board Members, unanimously approved a new management agreement between each CAM fund including the Fund, and the Adviser (each, a ‘‘New Management Agreement’’) and authorized the Fund’s officers to submit the New Management Agreement to shareholders for their approval.

Salomon Brothers Emerging Markets Income Fund II Inc. 2005 Semi-Annual Report      27

Board Approval of Management Agreement (unaudited) (continued)

     In anticipation of the Transaction, members of the Fund’s Board met in person on July 11, 2005 and August 12, 2005 for purposes of, among other things, considering whether it would be in the best interests of each CAM fund and its shareholders to approve the New Management Agreement between the fund and the fund’s Adviser. At those Board meetings, and for the reasons discussed below, the Board, including a majority of the Independent Board Members, unanimously approved each New Management Agreement and unanimously recommended its approval by shareholders in order to assure continuity of investment advisory services to the CAM fund after the Transaction.

     To assist the Boards in their consideration of the New Management Agreements, Legg Mason provided materials and information about Legg Mason, including its financial condition and asset management capabilities and organization, and Legg Mason and CAM provided materials and information about the Transaction between Legg Mason and Citigroup. The Independent Board Members, through their independent legal counsel, also requested and received additional information from CAM and Legg Mason in connection with their consideration of the agreements. The additional information was provided in advance of and at the August meetings. In addition, the Independent Board Members consulted with their counsel on various occasions on, and received from their counsel a memorandum outlining, among other things, the legal standards and certain other considerations relevant to the Board Members’ deliberations.

     On July 11, 2005 and August 12, 2005, members of the Boards discussed with CAM management and certain Legg Mason representatives the Transaction and Legg Mason’s general plans and intentions regarding CAM funds, including the preservation, strengthening and growth of CAM’s business and its combination with Legg Mason’s business. The Board Members also inquired about the plans for and anticipated roles and responsibilities of certain CAM employees and officers after the Transaction. The Independent Board Members of the Board also conferred separately and with their counsel about the Transaction on a number of occasions, including in connection with the July discussion and August meetings.

     At the Board’s August meeting, representatives of CAM and Legg Mason made presentations to and responded to questions from the Board. After the presentations and after reviewing the written materials provided, the Independent Board Members met in executive session with their counsel to consider the New Management Agreement.

Among other things, the Board Members considered:

(i)	the reputation, financial strength and resources of Legg Mason and its investment advisory subsidiaries;

(ii)	that Legg Mason and its wholly-owned subsidiary, Western Asset Management Company and its affiliates (‘‘Western Asset’’), are experienced and respected asset management firms, and that Legg Mason has advised the Board Members that (a) it intends to combine the fixed income investment operations (including money market fund operations) of CAM with those of Western Asset and may also wish to combine other CAM operations with those of other Legg Mason subsidiaries; (b) after the closing of the Transaction, it will take steps to combine the invest-

28      Salomon Brothers Emerging Markets Income Fund II Inc. 2005 Semi-Annual Report

Board Approval of Management Agreement (unaudited) (continued)

ment management operations of Western Asset with the fixed income operations of the Adviser to CAM funds, which, among other things, may involve Western Asset, the Adviser to CAM funds sharing common systems and procedures, employees (including portfolio managers), investment and trading platforms, and other resources; (c) it is expected that these combination processes will result in changes to portfolio managers or portfolio management teams for a number of CAM funds, subject to Board consent and appropriate notice to shareholders, and that, in other cases, the current portfolio managers or portfolio management teams will remain in place; and (d) in the future, it may recommend that Western Asset or other Legg Mason subsidiaries be appointed as the adviser or subadviser to certain CAM fund, including the Fund, subject to applicable regulatory requirements;

(iii)	that CAM management and Legg Mason have advised the Boards that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to each CAM fund, including the Funds and its shareholders by the Adviser, including compliance services;

(iv)	the assurances from Citigroup and Legg Mason that, for a three year period following the closing of the Transaction, the Adviser will have substantially the same access to the Citigroup sales force when distributing shares of CAM funds as is currently provided to CAM and that other arrangements between the Adviser and Citigroup sales channels will be preserved;

(v)	that Legg Mason and Citigroup intend to enter into an agreement in connection with the Transaction under which Citigroup-affiliated broker-dealers will continue to offer CAM funds as investment products, and the potential benefits to fund shareholders from this and other third-party distribution access;

(vi)	the potential benefits to CAM fund shareholders from being part of a combined fund family with Legg Mason-sponsored funds, including possible economies of scale and access to investment opportunities;

(vii)	that Citigroup and Legg Mason would derive benefits from the Transaction and that as a result, they have a financial interest in the matters that were being considered;

(viii)	the potential effects of regulatory restrictions on CAM funds if Citigroup affiliated broker-dealers remain the principal underwriters for CAM funds;

(ix)	the fact that the Fund’s total advisory and administrative fees will not increase by virtue of the New Management Agreement, but will remain the same;

(x)	the terms and conditions of the New Management Agreement, including the dif- ferences from the Current Management Agreement, and where, applicable, the benefits of a single, uniform form of agreement covering these services;

(xi)	that in July 2005 each Board had performed a full annual review of the Funds Current Management Agreement as required by the 1940 Act, and had deter- mined that the Adviser has the capabilities, resources and personnel necessary to

Salomon Brothers Emerging Markets Income Fund II Inc. 2005 Semi-Annual Report      29

Board Approval of Management Agreement (unaudited) (continued)

provide the advisory and administrative services currently provided to the Fund; and that the advisory and/or management fees paid by the Fund represent reasonable compensation to the Adviser in light of the nature, extent and quality of the services to be provided by the Adviser, the investment performance of the Fund and the Adviser, the costs of the services to be provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Fund, the extent to which economies of scale may be realized as the Fund grows, the reflection of these economies of scale in the fee levels for the benefit of Fund shareholders, and such other matters as the Board Members considered relevant in the exercise of their reasonable judgment;

(xii)	that the Fund would not bear the costs of obtaining shareholder approval of the New Management Agreements; and

(xiii)	that under the Transaction Agreement, Citigroup and Legg Mason have agreed not to take any action that is not contemplated by the Transaction or fail to take any action that to their respective knowledge would cause any of the requirements of Section 15(f) not to be met.

     Certain of these considerations are discussed in more detail below.

     In their deliberations, the Board Members considered information received in connection with their recent approval of continuance of each Current Management Agreement in addition to information provided by Legg Mason and CAM in connection with their evaluation of the terms and conditions of the New Management Agreement. The Board Members did not identify any particular information that was all-important or controlling, and each Board Member attributed different weights to the various factors. The Board Members evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the New Management Agreements, including the New Management Agreement for the Fund, are fair and reasonable, that the fees stated therein are reasonable in light of the services to be provided to each Fund, and that the New Management Agreements should be approved and recommended to Fund shareholders.

Nature, Quality and Extent of Services Provided

In evaluating the nature, quality and extent of the services to be provided by the Adviser under the New Management Agreements, the Board Members considered, among other things, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Adviser; the potential implications of regulatory restrictions on the CAM funds following the Transaction; the ability of the Adviser to perform its duties after the Transaction, taking into account, where the CAM fund currently has a subadviser, the delegation of certain duties to the subadviser; and any anticipated changes to the current investment and other practices of the CAM funds. The Board Members considered Legg Mason’s advice that, after the closing of the Transaction, Legg Mason intends to review all aspects of the Funds’ operations (including equity, fixed income and money market fund operations). The Board Members considered Legg Mason’s advice that it intends

30      Salomon Brothers Emerging Markets Income Fund II Inc. 2005 Semi-Annual Report

Board Approval of Management Agreement (unaudited) (continued)

to combine the fixed income investment operations of CAM with those of Western Asset and may also wish to combine other CAM operations with those of other Legg Mason subsidiaries. The Board Members noted that Western Asset is an experienced and respected institutional asset manager that focuses on managing fixed income assets on behalf of institutional separate accounts, retirement plans and other institutional investors, including mutual funds. The Board Members further noted that, as of June 30, 2005, Western Asset managed approximately $230 billion in assets on behalf of its clients. The Board Members considered Legg Mason’s advice that, after the closing of the sale, Legg Mason will take steps to combine the investment management operations of Western Asset with the fixed income operations of the Adviser and, in relevant cases, Citigroup Asset Management Limited (the ‘‘Subadviser’’) to the CAM funds, which, among other things, may involve Western Asset, the Adviser and, in relevant cases, the Subadviser to the CAM funds sharing common systems and procedures, employees (including portfolio managers), investment and trading platforms, and other resources. The Board Members also considered Legg Mason’s advice that it is expected that the combination processes described above will result in additional changes to portfolio managers or portfolio management teams for a number of the CAM funds, subject to Board consent and appropriate notice to shareholders, and that, in other cases, the current portfolio managers or portfolio management teams will remain in place. The Board Members also considered Legg Mason’s advice that, in the future, Legg Mason may recommend that Western Asset or other Legg Mason subsidiaries be appointed as the adviser or subadviser to some or all of the CAM funds, subject to applicable regulatory requirements.

     The Board Members were advised that if Citigroup-affiliated broker-dealers remain the CAM funds’ principal underwriters, the CAM funds would continue to be subject to restrictions concerning certain transactions involving Citigroup affiliates (for example, transactions with a Citigroup broker-dealer acting as principal) absent regulatory relief or clarification.

     Based on their review of the materials provided and the assurances they had received from CAM management and Legg Mason, the Board Members determined that the Transaction was not expected to adversely affect the nature and quality of services provided by the Adviser and that the Transaction was not expected to have a material adverse effect on the ability of the Adviser to provide those services. It was noted, however, that, in addition to the changes previously described, it is expected that there will be other changes in personnel following the Transaction or after the combination of CAM’s operations with those of Legg Mason subsidiaries. The Board Members noted that if current portfolio managers or other personnel cease to be available, each Board would consider all available options, which could include seeking the investment advisory or other services of Legg Mason affiliates or investment advisers not affiliated with Legg Mason. In this regard, it was noted that Legg Mason has indicated that it could potentially make available to the Adviser additional portfolio management resources in the event of loss of CAM personnel for particular investment disciplines. Accordingly, the Board Members concluded that, overall, they were satisfied at the present time with assurances from Legg Mason and CAM as to the

Salomon Brothers Emerging Markets Income Fund II Inc. 2005 Semi-Annual Report      31

Board Approval of Management Agreement (unaudited) (continued)

expected nature, extent and quality of the services to be provided to the CAM funds under the New Management Agreements.

Costs of Services Provided and Profitability

In evaluating the costs of the services to be provided by the Adviser under the New Management Agreements and the profitability to the Adviser of their relationships with the Funds, the Board Members considered, among other things, whether advisory and administrative (or management) fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the assurances they had received from CAM management and Legg Mason, the Board Members determined that the Transaction would not increase the fees payable for advisory and administrative (or management) services and that overall CAM fund expenses were not expected to increase materially as a result of the Transaction. The Board Members noted that it was not possible to predict how the Transaction would affect the Adviser’s profitability from its relationship with the CAM funds, but that they had been satisfied in their most recent review of the Current Management Agreements, including the Funds’ Current Management Agreement, that the Adviser’s level of profitability from its relationship with the Funds was not excessive. It was noted that in conjunction with that review, the Board Members had obtained an independent accountant’s review of the methodology used to determine the Adviser’s profitability. The Board Members concluded that, overall, they were satisfied that currently, the Adviser’s level of profitability from its relationship with each CAM fund, including, the Fund, was not excessive.

     The Board Members noted that they expect to receive Adviser profitability information on an annual basis and thus be in a position to evaluate whether any adjustments in Fund fees and/or fee breakpoints would be appropriate.

Fall-Out Benefits

In evaluating the fall-out benefits to be received by the Adviser under the New Management Agreements, the Board Members considered whether the Transaction would have an impact on the fall-out benefits received by virtue of the Current Management Agreements. Based on their review of the materials provided, including materials received in connection with their recent approval of the continuance of each Current Management Agreement, and their discussions with CAM management, Legg Mason and Western Asset, the Board Members determined that those benefits could include increased ability for Legg Mason to distribute shares of its funds and other investment products and to obtain research services using the CAM funds’ portfolio transaction brokerage. The Board Members noted that any such benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.

Fees and Economies of Scale

In reviewing the Transaction, the Board Members considered, among other things, whether advisory and administrative fees or other expenses would change as a result of the Transaction. Based on the assurances they had received from CAM management and Legg Mason, the Board Members determined that as a result of the Transaction, each CAM

32      Salomon Brothers Emerging Markets Income Fund II Inc. 2005 Semi-Annual Report

Board Approval of Management Agreement (unaudited) (continued)

fund’s total advisory and administrative fees would not increase. The Board Members noted that in conjunction with their most recent deliberations concerning the Current Management Agreements, advisory or management fee reductions and fee breakpoints had been implemented for certain Funds, and that after taking those reductions and breakpoints into account, the Board Members had determined that the total fees for advisory and administrative services for many CAM funds were reasonable in light of the services provided and that CAM management had already initiated or would be taking steps to address the Board Members’ concerns regarding the fee levels of other CAM funds. It was noted that in conjunction with the recent review of the Current Management Agreements, the Board Members had received, among other things, a report from Lipper, Inc. (‘‘Lipper’’) comparing each CAM fund’s fees, expenses and performance to those of a peer group for that CAM fund selected by Lipper, and information as to the fees charged by the Adviser to other registered investment company clients for investment management services. The Board Members concluded that because the advisory and administrative fees for each CAM fund were not expected to increase as a result of the Transaction, each CAM fund’s fees for advisory and administrative services remain appropriate and that no additional fee reductions or breakpoints were necessary at this time. The Board Members recognized that Legg Mason may realize economies of scale from the Transaction based on certain consolidations and synergies of operations.

Investment Performance

The Board Members noted that investment performance for many CAM funds was satisfactory or better, and that CAM management had already implemented or undertaken to implement steps to address investment performance in other CAM funds. Following the closing of the Transaction, these steps may include combining certain CAM operations with those of certain Legg Mason subsidiaries. The Boards noted Legg Mason’s considerable investment management experience and capabilities, but were unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the CAM funds, including the Fund.

Salomon Brothers Emerging Markets Income Fund II Inc. 2005 Semi-Annual Report      33

Additional Shareholder Information (unaudited)

Result of Annual Meeting of Shareholders

The Annual Meeting of Shareholders of Salomon Brothers Emerging Markets Income Fund II Inc. was held on September 16, 2005, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the Meeting:

1. Election of Directors*

Nominees	Votes For	Votes Withheld

R. Jay Gerken	22,483,218	683,660
Jeswald W. Salacuse	22,406,570	760,307

At November 30, 2005, in addition to R. Jay Gerken and Jeswald W. Salacuse, the other Directors of the Fund were as follows:

Carol L. Colman
Daniel P. Cronin
Leslie H. Gelb
William R. Hutchinson
Riordan Roett

Results of a Special Meeting of Shareholders

On November 15, 2005, a Special Meeting of Shareholders was held to approve a new management agreement. The following table provides the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to the matter voted on at the Special Meeting of Shareholders.

Item Voted on	Votes For	Votes Against	Abstentions

New Management Agreement	12,170,923	1,118,210	891,078

34      Salomon Brothers Emerging Markets Income Fund II Inc. 2005 Semi-Annual Report

Form of Terms and Conditions of Amended and Restated Dividend Reinvestment and Cash Purchase Plan (unaudited)

Pursuant to certain rules of the Securities and Exchange Commission, the following additional disclosure is provided.

     Each shareholder holding shares of common stock (“Shares”) of the Salomon Brothers Emerging Markets Income Fund II Inc., will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment and Cash Purchase Plan (“Plan”), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all distributions in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund’s dividend-paying agent (“Agent”). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of “street name” and register such Shares in the shareholder’s name in order to participate, otherwise distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a “Participant.” The Agent will act as Agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

     Unless the Fund declares a distribution payable only in the form of cash, the Agent will apply all distributions in the manner set forth below.

     If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a “market premium”), the Agent will receive the distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a “market discount”), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a “Trading Day”) preceding the payment date for the distribution. For purposes herein, “market price” will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

     Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the earlier of (i) 60 days after the distribution payment date and (ii) the Trading Day prior to the “ex-dividend” date next succeeding the distribution payment date.

     If (i) the Agent has not invested the full distribution amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open-market purchases and will receive the uninvested portion of the distribution amount in newly issued Shares (x) in the case of (i) above, at the close of business

Salomon Brothers Emerging Markets Income Fund II Inc. 2005 Semi-Annual Report      35

Form of Terms and Conditions of Amended and
Restated Dividend Reinvestment and Cash Purchase
Plan (unaudited) (continued)

on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4 above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the distribution.

     In the event that all or part of a distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per Share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per Share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

     Participants have the option of making additional cash payments to the Agent, monthly, in a minimum amount of $250, for investment in Shares. The Agent will use all such funds received from Participants to purchase Shares in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Agent, Participants should send in voluntary cash payments to be received by the Agent approximately 10 days before an applicable purchase date specified above. A Participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before such payment is to be invested.

     Purchases by the Agent pursuant to paragraphs 4 and 7 above may be made on any securities exchange on which the Shares are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant’s account. The Agent may commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

     The Agent will maintain all Participants’ accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in non-certificated form in the Participant’s name or that of its nominee, and each Participant’s proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for

36      Salomon Brothers Emerging Markets Income Fund II Inc. 2005 Semi-Annual Report

Form of Terms and Conditions of Amended and
Restated Dividend Reinvestment and Cash Purchase
Plan (unaudited) (continued)

Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

     The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund’s Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

     Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

     The Agent’s service fee for handling distributions will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

     Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than 10 days prior to any distribution record date; otherwise such termination will be effective on the first Trading Day after the payment date for such distribution with respect to any subsequent distribution. The Plan may be amended or terminated by the Fund as applied to any voluntary cash payments made and any distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the distribution. The Plan may be amended or terminated by the Agent, with the Fund’s prior written consent, on at least 30 days’ written notice to Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge.

     Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving distributions, the Fund will be authorized to pay to such suc-

Salomon Brothers Emerging Markets Income Fund II Inc. 2005 Semi-Annual Report      37

Form of Terms and Conditions of Amended and
Restated Dividend Reinvestment and Cash Purchase
Plan (unaudited) (continued)

cessor Agent, for each Participant’s account, all distributions payable on Shares of the Fund held in each Participant’s name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

     In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners (“Nominee Holders”), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder’s name and held for the account of beneficial owners who are to participate in the Plan.

     The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

     All correspondence concerning the Plan should be directed to the Agent at 59 Maiden Lane, New York, New York 10038.

38      Salomon Brothers Emerging Markets Income Fund II Inc. 2005 Semi-Annual Report

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Salomon Brothers Emerging Markets Income Fund II Inc.
DIRECTORS
Carol L. Colman
Daniel P. Cronin
Leslie H. Gelb
R. Jay Gerken, CFA
William R. Hutchinson
Riordan Roett
Jeswald W. Salacuse

OFFICERS
R. Jay Gerken, CFA
Chairman and Chief
Executive Officer

Peter J. Wilby
President

Andrew B. Shoup
Senior Vice President and
Chief Administrative Officer

Frances M. Guggino
Chief Financial Officer and
Treasurer

James E. Craige, CFA
Executive Vice President

Thomas K. Flanagan, CFA
Executive Vice President

Andrew Beagley
Chief Compliance Officer

Wendy S. Setnicka
Controller

Robert I. Frenkel
Secretary and
Chief Legal Officer	125 Broad Street
10th Floor, MF-2
New York, New York 10004

INVESTMENT MANAGER
AND ADMINISTRATOR
Salomon Brothers Asset
Management Inc
399 Park Avenue
New York, New York 10022

CUSTODIAN
State Street Bank and Trust
     Company
225 Franklin Street
Boston, Massachusetts 02110

TRANSFER AGENT
American Stock Transfer &
Trust Company
59 Maiden Lane
New York, New York 10038

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
KPMG LLP
345 Park Avenue
New York, New York 10154

LEGAL COUNSEL
Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, New York 10017-3909

NEW YORK STOCK
EXCHANGE SYMBOL
EDF

This report is transmitted
to the shareholders of the
Fund for their information.
This is not a prospectus,
circular or representation
intended for use in the
purchase of the Fund or
any securities mentioned
in this report.

American Stock Transfer
& Trust Company
59 Maiden Lane
New York, New York 10038

SAM0818 11/05
 05-9483

Salomon Brothers
Emerging Markets Income Fund II Inc.

Notice is hereby given in accordance with Section 23(c) of the
Investment Company Act of 1940 that the Fund may purchase at market pries from time to time shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with
Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s
Forms N-Q may be reviewed and copied at the Commission’s Public
Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
To obtain information on Form N-Q from the Fund, shareholders can call
1-800-446-1013.

Information on how the Fund voted proxies relating to portfolio securi-
ties during the most recent 12-month period ended June 30, and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-446-1013, (2) on the fund’s website at www.citigroupam.com and (3) on the SEC’s website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.

Not Applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not Applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.

The Board of Directors of the Fund has delegated the authority to develop policies and procedures relating to proxy voting to the
Manager. The Manager is part of Citigroup Asset Management (“CAM”), a group of investment adviser affiliates of Citigroup, Inc.
(“Citigroup”). Along with the other investment advisers that comprise CAM, the Manager has adopted a set of proxy voting policies and procedures (the “Policies”) to ensure that the Manager votes proxies relating to equity securities in the best interest of clients.

In voting proxies, the Manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The Manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The Manager may utilize an external service provider to provide it with information and/or a
recommendation with regard to proxy votes. However, such
recommendations do not relieve the Manager of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated
position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated
position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

In furtherance of the Manager’s goal to vote proxies in the best interest of clients, the Manager follows procedures designed to identify and address material conflicts that may arise between the
Manager’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of
interest, CAM periodically notifies CAM employees (including employees of the Manager) in writing that they are under an
obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s and the
Manager’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The
Manager also maintains and considers a list of significant
relationships that could present a conflict of interest for the
Manager in voting proxies. The Manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the Manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant,
publicized non-CAM affiliate relationship that CAM or the Manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the Manager decides to vote a proxy, the Manager generally takes the position that non-CAM relationships between
Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the Manager in voting proxies with respect to such issuer. Such position is based on the fact that the Manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the Manager and certain other Citigroup business units.

CAM maintains a Proxy Voting Committee, of which the Manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the Manager’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party.
With respect to a conflict of interest brought to its attention, the
Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the Manager’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the Manager may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

ITEM 8.	[RESERVED]

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s
disclosure controls and procedures (as defined in Rule 30a-
3(c) under the Investment Company Act of 1940, as amended (the
“1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure
required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b)
under the 1940 Act and 15d-15(b) under the Securities Exchange
Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under
the 1940 Act) that occurred during the registrant’s last
fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

	(a)	Code of Ethics attached hereto.

Not applicable.

	(b)	Attached hereto.

	Exhibit 99.CERT	Certifications pursuant to section 302 of
the Sarbanes-Oxley Act of 2002

	Exhibit 99.906CERT	Certifications pursuant to Section 906 of
the Sarbanes-Oxley Act of 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Salomon Brothers Emerging Markets Income Fund II Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:	February 8, 2006

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer

Date:	February 8, 2006

By:	/s/ Frances M. Guggino
(Frances M. Guggino)
Chief Financial Officer

Date:	February 8, 2006